FirstSun Capital Bancorp (NASDAQ: FSUN) Investor Relations Materials

Page 2 2 DISCLAIMER & FORWARD LOOKING STATEMENTS CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect current views of FirstSun Capital Bancorp (the “Company”) with respect to, among other things, statements relating to the Company’s assets, business, cash flows, condition (financial or otherwise), credit quality, financial performance, liquidity, short and long-term performance goals, prospects, results of operations, strategic initiatives, the benefits, cost and synergies of completed acquisitions or dispositions, and the timing, benefits, costs and synergies of future acquisitions, disposition and other growth opportunities, including statements regarding our pending merger with HomeStreet, Inc. (“HomeStreet”). They are not statements of historical or current fact nor are they assurances of future performance, and they generally can be identified by the use of forward-looking terminology, such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time, are difficult to predict and are generally beyond our control and should be viewed with caution. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: • potential fluctuations or unanticipated changes in the interest rate environment, including interest rate changes made by the Board of Governors of the Federal Reserve, and their related impacts on macroeconomic conditions, customer and client behavior, our funding costs, and our loan and securities portfolios, as well as cash flow reassessments may reduce net interest margin and/or the volumes and values of loans made or held as well as the value of other financial assets; • the potential effects of events beyond our control that may have a destabilizing effect on financial markets, economic growth, customer and client behavior and the economy in general, such as inflation and recessions, epidemics and pandemics, terrorist activities, wars and other foreign conflicts, essential utility outages, climate change, deterioration in the global economy, instability in the credit markets, disruptions in our customers’ supply chains or disruption in transportation; • the inability to manage strategic initiatives and/or organizational changes; • the risks of expansion into new geographic or product markets, specifically including the Seattle and Southern California markets; • our ability to expand our focus on commercial and industrial lending, generate fee income and maintain our current revenue mix, and maintain or improve our core deposit franchise, deposit costs and interest margins; • our ability to attract and retain key employees; • any unanticipated or greater than anticipated adverse conditions in the national or local economies in which we operate; • our loan concentration in industries or sectors that may experience unanticipated or greater than anticipated adverse conditions than other industries or sectors in the national or local economies in which we operate; • risks with respect to our ability to identify and complete future mergers or acquisitions, including our proposed merger with HomeStreet, as well as our ability to successfully expand and integrate those businesses and operations that we acquire; • the failure to close our previously announced merger with HomeStreet when expected or at all because required regulatory approvals, our planned conversion to a Texas state-chartered bank and member of the Federal Reserve System, and other conditions to closing are not received or satisfied on a timely basis or at all, and the risk that any regulatory approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed merger; • the dilutive effect of shares of the Company’s common stock to be issued at the completion of the proposed merger with HomeStreet and the related effects on our stock price; • the failure of the closing conditions in the merger agreement with HomeStreet to be satisfied, or any unexpected delay in closing the transaction, or the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement with HomeStreet; • the occurrence of a change in the interest rate environment, including the magnitude and duration of interest rate changes, which could adversely affect the Company’s and HomeStreet’s revenue and expenses, value of assets and obligations, and the availability and cost of capital and liquidity, along with the consummation of the merger; • any change in the purchase accounting assumptions used regarding the HomeStreet assets acquired and liabilities assumed to determine the fair value and credit marks, particularly in light of the current interest rate environment; • the possibility that the anticipated benefits of the proposed merger with HomeStreet, including anticipated cost savings and strategic gains, are not realized when expected or at all; • the proposed merger with HomeStreet being more expensive or taking longer to complete than anticipated, including as a result of unexpected factors or events; • the inability to obtain alternative capital in the event it becomes necessary to complete the proposed transaction, including our ability to issue subordinated debt; • our ability to lower CRE concentrations related to the proposed merger with HomeStreet; • the risks relating to the integration of HomeStreet’s operations into the operations of the Company, including the risk that such integration will be materially delayed or will be more costly or difficult than expected; • the effect of the announcement or pendency of the proposed transaction on the Company’s and HomeStreet’s business relationships, operating results, and business generally; • changes in the markets in which the Company and HomeStreet compete, including with respect to the competitive landscape, technology evolution, or regulatory changes; • the risk of potential litigation or regulatory action related to the transaction; • the diversion of management’s attention from ongoing business operations and opportunities due to the proposed merger with HomeStreet; • potential adverse reactions or changes to business, supplier or employee relationships, including those resulting from the announcement or completion of the proposed merger with HomeStreet; • additional regulatory burdens that may be imposed upon the completion of the HomeStreet merger due to having assets in excess of $10 billion; • changes in the Company’s or HomeStreet’s share price before closing; • volatility in the allowance for credit losses resulting from the CECL methodology, either alone or that may be affected by conditions affecting our business; and • changes in accounting principles, policies, practices or guidelines. We caution readers that the foregoing list of factors is not exclusive, is not necessarily in order of importance and readers should not place undue reliance on any forward-looking statements. For a discussion of additional factors that could cause actual results to differ materially from those described in the forward-looking statements, you should also consider the risks, assumptions and uncertainties set forth under “Item 1.A. Risk Factors,” of our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the Securities and Exchange Commission (“SEC”) on March 7, 2024 (our “2023 Annual Report”), our Forms 10-Q for the quarters ended March 31, 2024 and June 30, 2024, as well as any additional factors that might be reported in future filings that we make with the SEC. If one or more events related to these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may differ materially from our forward-looking statements. Accordingly, you should not place undue reliance on any such forward-looking statements. Further, any forward- looking statement speaks only as of the date on which it is made and we do not intend to and disclaim any obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, unless required to do so under the federal securities laws.

Page 3 1 FirstSun Overview - High Growth Franchise - Strong Operating Performance - Key Themes: Focused Strategies 2 Merger Update - Integration Planning 3 Markets and Clients Served - Situated in Top-Tier Growth Markets - Operations and Scale 4 History of FirstSun - Credit and Deposits - Strong Organic Growth and Operating Trends

Unique High Growth Franchise

UNIVERSE SIZE	STRONG FEE INCOME	LENDING FOCUS	GROWTH	ATTRACTIVE FOOTPRINT[3]	
42 Banks • Banks West of the Mississippi River • Banks with Total Assets $5bn - $20bn	→ MRQ Fee Income / Rev. >20%	→ Specialized C&I Lending[1]	→ Loan Growth[2] >10%	**1 Bank** With scale in markets with leading projected population growth and household income	Attractive Core Deposit Funded Franchise with Proven Ability to Deliver Strong Organic Growth
Critical Mass in Key US Markets	Durable & Growing Earnings	Differentiated Platform	Strong Growth Momentum	Urban Centers with Favorable Demographics	Scarcity Value

FirstSun Capital BANCORP

Source: S&P Global Market Intelligence; Financial data as of most recent quarter available
(1) Specialized C&I lending defined as C&I concentration of 30% or greater of total loan portfolio
(2) Loan Growth represents CAGR calculated from 12/31/2018
(3) MSA's ranked by population size west of the Mississippi; excludes the markets served by HomeStreet Bank

Page 4

FirstSun Capital BANCORP
SunflowerBank

Page 5 $9.3 $4.4 $3.6 $1.7 $1.9 $3.7 $3.9 $4.2 $5.0 $5.7 $7.4 $7.9 $17.3 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024Q2 Balance Between Organic Growth and Strategic M&A Asset Growth Over Time ($bn) Source: S&P Global Market Intelligence; Data as of 6/30/2024 Note: CAGR calculated over 8.5 year period (1) Calculated for standalone company at 2Q24 (2) Excludes purchase accounting adjustments  Organic growth alongside PLATFORM TRANSFORMATIONS • Transformed SGB (Strategic Growth Bank) from CRE to C&I with core deposits and strong fee income • Built Dallas and Kansas City through organic recruitment of C&I teams • Built Phoenix with all organic C&I teams on top of 4 de-novo branches • Pioneer Bank acquisition added scale in Austin & Houston markets • Scarcity created across 5 States and along Interstate system connecting key Metro-Markets  Maintained CORE DISCIPLINES to-date • Low cost funding / durable NIM • Superior credit quality performance • Strong capital ratios • Expense control while still investing in various teams across the bank Total Active FSUN Branches: 69 Legacy FSUN: 39 From SGB: 13 From Pioneer: 17 Track Record of Successful Integration (2) Organic Acquired Pending Regulatory Approval $8bn in Assets Today El Paso Kansas City Topeka Total Asset CAGR: 20%(1)

Key Themes

Strategy

Region

Focused in key Southwest and Western region growth markets
- Dallas, Phoenix-Scottsdale, Houston, Kansas City, San Antonio, Austin, Denver; and prospectively Seattle and SoCal
- Pioneer acquisition added scale in Austin & Houston markets;
- HomeStreet acq. will add Seattle and select southern California markets (Los Angeles and San Diego)

C&I Focus

Specialized Commercial Bank focus on closely held business owners; create and build relationships
- Focus on attractive business verticals including Healthcare, ABL, Technology, Telecom, Family Offices, Public Finance, Construction Trades and Specialty Finance
- Attractive loan mix with low CRE levels
- Treasury Management Services and Small Business Banking

Talent

Effective organic growth strategy delivered by talent acquisition strategy
- Historically generated 20+% YoY Loan growth pre-Pioneer acquisition
- Opportunities continue due to recent bank sector consolidations and financial performance challenges
- Recently added team of C&I bankers in Southern CA

Operating

Fee Income

High service fee income to revenue mix, multiple profitable service fee income businesses
- Significant revenue diversification and best-in-class revenue mix
- Mortgage banking, wealth/private banking, treasury management, and retail

Integration

Successful track record of quickly integrating acquired businesses and retaining customers and key talent
- Executive management has completed over 30 M&A transactions and integrations
- Effectively using FirstSun platform to attract loan teams in targeted markets

Granular Deposits

High quality, low-beta, low-cost core deposit franchise
- Balanced distribution across stable, rationalized deposit rich markets in Kansas, New Mexico, Colorado
- Provides an advantage in funding for our lending opportunities

Discipline

Solid core earnings progression & growth momentum, have moved from heavy investment phase to realization phase
- Past 5 years of repositioning to C&I and reduction in CRE exposure delivering NIM expansion & fee income
- Retooled infrastructure has created tremendous operating leverage to continue scaling

Page 6

FirstSun Capital Bancorp
SunflowerBank

Snapshot of Financial Performance

FSUN Q2 2024 Highlights

4.02%
Net Interest Margin

24%
Fee Income / Revenue

$8.0B
Total Assets

$6.3B
Total Net Loans

$292M
Net Interest Income (Annualized)

$385M
Revenue (Annualized)

Performance Summary

	For the Year Ended				'20 - '23	For the Qtr Ended
	FY 2020A	FY 2021A	FY 2022A	FY 2023A	CAGR	Q2 2024A
Balance Sheet ($mm)						
Total Assets	$4,995	$5,667	$7,430	$7,880	**16.4%**	$7,999
Total Net Loans	3,799	3,990	5,846	6,187	**17.7%**	6,258
Deposits	4,154	4,855	5,765	6,374	**15.3%**	6,620
Tang. Common Equity[2]	443	483	665	773	**20.4%**	894
Balance Sheet Ratios						
Loans/ Deposits (%)	92.6	83.2	102.5	98.3		95.7
TCE / TA (%)[2]	8.95	8.58	9.09	9.94		11.32
NPAs / Assets (%)[1]	0.79	0.60	0.48	0.85		0.84
NCOs / Avg. Loans (%)	0.11	0.09	(0.01)	0.13		0.13
Allowance for Credit Losses / Loans (%)	1.24	1.18	1.12	1.28		1.25
Profitability ($mm)						
Total Revenue	$284.3	$279.5	$331.2	$372.6	**9.4%**	$96.2
Operating Expenses	204.1	224.6	239.1	222.8	**3.0%**	63.9
Pre-Tax Pre-Provision Net Income[2]	80.3	54.8	92.1	149.8	**23.1%**	32.3
Provision for Credit Losses	23.1	3.0	18.1	18.2	**(7.6%)**	1.2
Net income	47.6	43.2	59.2	103.5	**29.6%**	24.6
Core Net Income[2]	*47.6*	*45.7*	*76.2*	*103.5*	**29.6%**	25.2
Profitability Ratios						
ROAA (%)	1.02	0.79	0.88	1.38		1.26
Core ROAA (%)[2]	*1.02*	*0.84*	*1.13*	*1.38*		*1.29*
Pre-Tax Pre-Provision ROAA (%)[2]	1.72	1.00	1.37	2.00		1.66
Core PTPP ROAA (%)[2]	*1.72*	*1.05*	*1.62*	*2.00*		*1.69*
Net Interest Margin (%)	3.10	3.00	3.87	4.23		4.02
Efficiency Ratio (%)	71.8	80.4	72.2	59.8		66.4
Core Efficiency Ratio (%)[2]	*71.8*	*79.3*	*66.5*	*59.8*		65.3
Fee Inc. / Rev. (%)	52.2	44.5	27.0	21.2		24.2

Source: S&P Global Market Intelligence & Company Documents
(1) Excludes accrual TDRs
(2) Refer to Non-GAAP Financial Measures on pages 26 & 27

FirstSun Capital Bancorp
Sunflower Bank

Page 7

Page 8 # of Branches 134 69 122 Total Assets ($B) $20.7 $8.0 $18.4 Tangible Common Equity / Tangible Assets(3) 7.59% 11.32% 8.91% Loans / Deposits 91.0% 95.7% 86.6% Most Recent Quarter Cost of Deposits 2.31% 2.38% 2.24% Noninterest Bearing Deposits / Deposits 31% 24% 30% Regulatory CRE / TRBC 216% 134% 202% Most Recent Quarter Fee Income / Rev . 28.4% 24.2% 22.7% Loan ex. PPP CAGR (YE' 20 - Q2 '24) 10% 14% 6% Revenue CAGR (YE '20 - Q2 '24 ann.) 10% 9% 3% Most Recent Quarter ROAA 1.37% 1.26% 1.12% Most Recent Quarter ROATCE(3) 18.0% 11.4% 15.5% Most Recent Quarter NIM 3.73% 4.02% 3.26% FirstSun: Stand Alone is a High-Growth, High-Performing Franchise Select High Performing Regional Peers(1) Broader Midwest & Southwest Median(2) Outpacing peers If We Deliver on Focused Strategies and Keep to Our Operating Disciplines, then FirstSun can Outpace its Peers Size & Balance Sheet Composition Revenue Mix & Growth Profile Source: S&P Global Market Intelligence; Financial data as of June 30, 2024 (1) Includes ABCB, BANF, COLB, FFBC, and WSFS (2) Peers include select nationwide major exchange-traded banks and thrifts with assets between $7.5 billion to $55 billion (3) Refer to Non-GAAP Financial Measures on pages 26 & 27

Transformational Merger Update - Compelling Investment Thesis


FSUN Branches
HMST Branches
Hawaii

Best-in-class Pro Forma Operating Metrics[1]

~1.3%	~17%	~3.8%
ROAA	ROATCE	NIM

Key Terms of Deal[2]

Regulatory / Charter Structure	BHC – Federal Reserve	Sub Bank – TX State Charter
Capital Raise	Total Common Equity: $235M committed capital [3] Subordinated Debt (Tier 2 Capital): $48.5M	
Balance Sheet Optimization	CRE Concentration Reduction	
Fixed Exchange Ratio	0.3867x	

Premier, differentiated regional bank positioned for growth

Operate and focus on the nation's most attractive metro markets; complemented by funding from stable, granular markets

Exceptional financial benefits and upside for both sets of shareholders

Combined balance sheet well-positioned for either a rising rate or declining rate environment

Plenty of room to grow organically in our current markets as well as the acquired markets

No compromise on credit standards and culture;
Relentless execution of playbook that drives shareholder value

Favorable shareholder construct and trading dynamics

(1) As referenced in the Strategic Merger Update deck dated April 30, 2024
(2) Per the Amended Merger Agreement dated April 30, 2024
(3) Includes Wellington and other institutional investors

FirstSun Capital Bancorp
Sunflower Bank

Page 9

Page 10 Integration and Organic Growth Progress • Extensive integration and conversion planning: - All application system decisions made • Business unit leaders confirmed, retained and working toward integration as planned • Actively monitoring and risk managing credit, rate and concentration risks in combined portfolios Next Steps • Receive regulatory commentary on Charter and Merger Applications • Transaction close targeted for late 2024 • Concurrent closings: - Common equity capital and merger • Concurrent with or soon following merger completion: - Subordinated debt issuance, and - balance sheet optimization, lower CRE concentration Integration Update Continued Focus on Executing • Sunflower core banking franchise continues to grow organically • Leverage combined branch network and C&I business development teams to further deposit growth • SoCal C&I business development team hired • Grow the Seattle C&I business development team • Continue Service Fee Income focus • New multi-family origination focused on flow product - more service fee income and less balance sheet focus • Wholesale borrowing paydowns as part of balance sheet optimization post merger close • Continue investment in enterprise risk management program and infrastructure • Anticipated systems conversion following transaction close – either late 2024 or 1Q25 • 100% of synergy targets expected to be achieved following system conversions

Page 11 GO-TO MARKET STRATEGY & OPPORTUNITY Houston, TXSouthern California(2)Denver, CO Seattle, WA Dallas, TX Phoenix, AZ San Antonio , TX Ontario, CA Regional business model structure with line of business overlay Operations in 6 of the Top 10 Fastest Growth MSAs… … And With a Presence in 8 of the Top 10 Largest MSAs in the Central & Western U.S(1) Source: S&P Global Market Intelligence, Company documents (1) Defined as states west of the Mississippi River (2) The MSA of Southern California includes Los Angeles, Long Beach, and Anaheim; excludes San Diego and Ontario (3) Public banks headquartered west of the Mississippi with assets between $5 billion to $20 billion (4) Consists of Dallas, Houston, Austin and San Antonio ✓ 8 Regions ✓ 125+ Bankers So Cal Pacific Northwest El Paso Metro TX Central / Western KS Eastern KS • 6 banks in the Pacific Northwest • 11 banks in Southern California • 4 banks in all Metro Texas MSAs(4) Bank Universe Footprint(3) One Bank In All 3 Regions

Page 12 Eastern KS Loans: $668 Deposits: $248 Branches: 3 FTE: 33 Central / Western KS Loans: $191 Deposits: $1,388 Branches: 20 FTE: 118 Metro TX Loans: $2,415 Deposits: $1,449 Branches: 19 FTE: 140 El Paso Loans: $263 Deposits: $588 Branches: 5 FTE: 33 New Mexico Loans: $140 Deposits: $1,138 Branches: 7 FTE: 47 Desert Mountain Loans: $1,560 Deposits: $1,221 Branches: 15 FTE: 123 Regional Operations & Scale Source: Company documents; Financial data as of June 30, 2024 ▪ Regional Presidents / Leaders are local ▪ Focused on small to mid-sized businesses and business owners ▪ Leadership team incentivized and scorecard model for every business development officer ▪ Local credit oversight with both local and centralized underwriting authorities Market Strategies *$’s in millions Denver Austin Dallas Phoenix Kansas City El Paso Sante Fe Houston San Antonio Wichita AlbuquerqueSoCal C&I business development team hired: 20+ Full-time Employees

Page 13 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 1990 2000 2010 2024 Q2 Leverage Ratio NPAs / Loans + OREO NIM 0% 5% 10% 15% 20% 25% 30% 35% 40% 1990 2000 2010 2024 Q2 C&I Loans / Loans CRE Loans / Loans 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 1990 2000 2010 2024 Q2 Total Assets ($mm) Total Deposits ($mm) History of Sunflower Bank  Founded in late 1800s, Sunflower is now a ~$8 billion multi-state Regional Bank that has grown from a small, rural Kansas Community Bank  Expanded into major higher growth metro-markets such as Dallas, Denver, Phoenix  Shifted focus from community CRE lending to Major Customer C&I Relationship Banking: • Industry Specific Lending Expertise • Treasury Management • Wealth Management & Trust  Maintained Core Disciplines 1) Superior credit quality performance 2) Low cost funding – drives durable NIM - full year 2023 was 4.23%; 4.02% in 2Q’24 3) Strong Loan Growth and Capital Ratios 4) Expense control while still investing in Teams  Metrics of Interest: • Low NCOs – cumulatively over life of bank • High Reserve Coverage • Granular Deposits • Impressive Current Loan Yields • Success in De-emphasizing CRE exposure 10% -11% CAGRs Source: S&P Global Market Intelligence Note: 1990, 2000, and 2010 data per holding company regulatory filings; 2024 Q2 data per GAAP filings Note: Bank level data shown where consolidated unavailable

Page 14 $3,595 $3,970 $5,908 $6,264 $6,335 $3,014 $3,466 $5,128 $5,452 $5,468 2020 2021 2022 2023 2024Q2 Total Loans excl. PPP & HFS Loans excl. PPP, HFS & NOO CRE $170 $252 2019 2024Q2 Annualized Non Interest Expense $198 $385 2019 2024Q2 Annualized Revenue $136 $155 $242 $293 $292 2020 2021 2022 2023 2024Q2 Annualized $4,154 $4,855 $5,765 $6,374 $6,620 2020 2021 2022 2023 2024Q2 ’20 – ’24Q2 CAGR: 14% Strong Organic Growth Underpinning Recent Operating Trends Total Loans ($mm) Net Interest Income Growth ($mm) Revenue and Expense Growth ($mm) Total Deposits ($mm) ’20 – ’24Q2 CAGR: 18% 94% Increase 48% Increase ’20 – ’24Q2 CAGR: 24% Peer Median(1): 11% Peer Median(1): 12% Peer Median(1): 9% Operating Leverage Growth of $105mm Source: S&P Global Market Intelligence & Company Documents (1) Peers include select nationwide major exchange-traded banks and thrifts with assets between $7.5 billion to $55 billion (2) Refer to Non-GAAP Financial Measures on pages 26 & 27 1 2 Revenue Expenses (2) (2)(2)

3 Long-Term Credit Performance

Key Metrics:

- **Cumulative NCOs since 2007: Only $58mm**
  - *$22mm of the $58mm from '07-'11 Great Financial Crisis*
- **Avg. ACL/Loans since 2007: ~1.17%**
  - *Avg. NCOs/Loans since 2007: 20bps*
- **Recent Asset Quality Trends Below:**

NPAs(1) / Assets



0.79%
0.60%
0.48%
0.85%
0.84%
2020
2021
2022
2023
2024 Q2

Net Charge-offs / Average Loans



0.11%
0.09%
(0.01%)
0.13%
0.61%
2020
2021
2022
2023
2024
YTD Ann.

Allowance for Credit Losses / NPLs(1)



133%
167%
227%
127%
126%
2020
2021
2022
2023
2024 Q2

4 Low-Cost, Low Beta Core Deposits

Key Metrics:

- **Cost of Total Deposits: 238 bps** (2Q'24)
  - *Current Cumulative Deposit Beta of 31%(2)*
- **Core Deposits(3): $6.2b or 93% of Total Deposits** (2Q'24)
  - *24% Non-Interest Bearing / Total Deposits*
  - *32% Transaction Deposits / Total Deposits*

Historical Cost of Interest-Bearing Deposits ***(Sunflower Bank only)***

FSUN is well-positioned in current rate environment



11 rate hikes
since Q1 2022
0.15%
0.22%
0.18%
0.21%
0.95%
0.65%
2.26%
1.94%
2.77%
2.64%
3.01%
2.93%
3.14%
3.00%
3.17%
3.11%
2021Q4
2022Q2
2022Q4
2023Q2
2023Q4
2024Q2
FSUN
Peer Median

Deposit Beta vs Industry

FSUN vs. Peer Cumulative Deposit Betas(2)



56%
58%
FSUN
Deposit Beta
Peer
Deposit Beta

Source: S&P Global Market Intelligence; Financial data as of most recent quarter available
Note: Peers include select nationwide major exchange-traded banks and thrifts with assets between $7.5 billion to $55 billion
(1) Excludes accrual TDRs
(2) Deposit beta on a cumulative basis and calculated as the change in cost of IB deposits divided by the change in avg. fed funds rate over the same period (2022Q1 – 2024Q2)
(3) Refer to Non-GAAP Financial Measures on pages 26 & 27

Page 15

FirstSun Capital Bancorp
Sunflower Bank

Page 16 C&I Relationship Banking: Vertical Focus in Growing Markets ▪ C&I relationships come with higher margins, fees and deposits ▪ Diversified verticals in specialized markets, competing w/ bigger competitors ▪ Robust client relationships – proven track record of beating bigger competitors due to efficiency and proven execution ▪ Structure products to offer best-in-class price on level of risk plus “capital markets” style fees and treasury management ▪ HR Leverage – talented industry specific bankers focused on creating consistent and sustainable growth $0.6B Total Deposits $2.5B Total Loans Specialty C&I Lending Summary • Team based in high-growth Texas markets and Nashville • Includes business banking specialty in practice finance healthcare • Regional specialization in high-growth Southwest markets • Emphasis on charter school, bridge-lending and turnaround public finance • Highly specialized team in high-growth Southwest markets • Focused on cash flow subscription lending; not venture or start-ups • Includes PE sponsor-based transactions • Team specializes in working capital, growth and buyout financing • Focused on lower middle-market • Team based in Colorado • Focused on businesses supporting large scale construction related industries (1) Denotes Technology, Media, and Telecom (2) Denotes Asset-Backed Lending (1) (2) Family Office • Focused on building private asset connections with local expertise • Expanding our relationships with key families in high growth markets • Leveraging our locally focused platform and investment options for business owners Construction Trades

Loan Composition: Strong Relationship Based C&I Growth while Significantly Lowering CRE

THEN….Q4 2018 Loan Composition



Owner Occupied C.R.E 12%
Non-Owner Occupied C.R.E. 26%
Multifamily 1%
Residential R.E. 21%
Commercial & Industrial 22%
Construction 4%
Oblig. of St & Poli. Subdivisions 10%
Consumer & Other 4%

Yield on Loans: 4.69%

↑ **Building C&I Verticals**
↓ **De-emphasizing CRE**

NOW…Q2 2024 Loan Composition



Owner Occupied C.R.E 10%
Non-Owner Occupied C.R.E. 14%
Multifamily 1%
Major decrease
Residential R.E. 18%
Construction 6%
Commercial & Industrial 38%
Major increase
Oblig. of St & Poli. Subdivisions 9%
Consumer & Other 4%

Yield on Loans: 6.59%

FSUN CRE / Total Risk-Based Capital vs. Peers (%)



FSUN NOO CRE/TRBC:
113%
90%
94%
85%
81%
207%
180%
186%
202%
202%
146%
136%
156%
146%
134%
2020Y
2021Y
2022Y
2023Y
2024Q2
FirstSun
Peer Median

Q2 2024 C&I Loans / Total Loans (%)



38.4%
26.0%
FirstSun
Peer Median (1)

- Well-diversified portfolio with strong C&I lending
- Well-managed CRE portfolio
- Variable rate structural emphasis leading to healthy NIM performance

Source: S&P Global Market Intelligence
Note: FSUN data represents GAAP data as of June 30, 2024; Bank level regulatory data shown where GAAP unavailable
(1) Peers include select nationwide major exchange-traded banks and thrifts with assets between $7.5 billion to $55 billion

Page 17

FirstSun Capital BANCORP
Sunflower Bank

Page 18 Operating Focus O p e ra ti n g SOLID CORE EARNINGS PROGRESSION & GROWTH, HAVE MOVED FROM INVESTMENT PHASE TO REALIZATION PHASE ‒ Past 5 years of repositioning to C&I and reduction in CRE exposure delivering NIM expansion & fee income ‒ Retooled infrastructure has created tremendous operating leverage to continue scaling - 1.26% ROAA and 4.02% NIM (MRQ) 3 CONTINUE TO GENERATE HIGH SERVICE FEE INCOME TO REVENUE MIX, MULTIPLE PROFITABLE SERVICE FEE INCOME BUSINESSES ‒ Best-in-class mix: Mortgage banking, wealth/private banking, treasury management, and retail – add payments efficiencies ‒ Right-sized mortgage origination to be a low-cost provider in our footprint ‒ Pricing retail & commercial service fees at sustainable levels that are market-based (do not give away services) ‒ Continue to add to Treasury Management product suite ‒ Continue cross-sell momentum (Private Banking, Wealth and Treasury) ‒ Non-homogenous pricing (Western KS is different than Dallas) ‒ Efficient syndication to handle varying credit sizes and structures 2 COMMITMENT TO HIGH QUALITY, LOW-BETA, LOW-COST CORE DEPOSIT FRANCHISE ‒ Continue with team incentives and client programs to maintain deposit growth at attractive rates to FSUN ‒ Provides an advantage in funding for our lending opportunities - maintain deposit beta track record 1

Funding Composition: Low-Cost, Low Beta Deposits

THEN.....Q4 2018 Deposit Composition


MMDA & Other Savings 61%
Retail Time Deposits 7%
Jumbo Time Deposits 8%
Demand Deposits 22%
NOW & Other Trans. Accts 2%

Cost of Total Deposits: 0.52%

NOW....Q2 2024 Deposit Composition


Retail Time Deposits 14%
MMDA & Other Savings 38%
Jumbo Time Deposits 15%
+2% Improvement
Demand Deposits 24%
NOW & Other Trans. Accts 9%

Cost of Total Deposits: 2.38%

Liquidity Metrics

	Loans / Deposits	Cash + Securities / Deposits	On-Hand Liquidity Ratio (2)	Reliance on Wholesale Funding (3)	One Year GAP / Assets(4)	AOCI & HTM Sec. FMV / Total Equity
FirstSun	95.7%	16.1%	8.8%	8.4%	11.0%	(4.5%)
Peer Median (1)	85.2%	28.6%	14.7%	10.0%	22.2%	(12.5%)

Source: S&P Global Market Intelligence
Note: FSUN data represents holding company GAAP data as of June 30, 2024; Bank level regulatory data shown where GAAP unavailable
Note: Jumbo time deposits defined as time deposits > 100k
(1) Peers include select nationwide major exchange-traded banks and thrifts with assets between $7.5 billion to $55 billion
(2) On-Hand Liquidity ratio defined as (total cash & equivalents + securities – pledged securities) / total liabilities
(3) Wholesale funding ratio defined as (brokered deposits + borrowings) / total liabilities
(4) Defined as the difference in rate sensitive assets and liabilities maturing in one year

Page 19

FirstSun Capital BANCORP
Sunflower Bank

Page 20 FOCUSED GO-TO-MARKET STRATEGY: REGIONAL MODEL WITH BUSINESS LINE OVERLAY Strategic Deposit Growth 2024Q22015 Strong Organic Loan Growth in Select Metro Markets $ in millions, unless otherwise stated Metro Texas $1.4B 19 Branches $0.0B 0 Branches $1.4B 20 Branches $0.9B 20 Branches Central / Western Kansas $1.2B 15 Branches $0.3B 9 Branches Desert Mountain (CO/AZ) $1.1B 7 Branches $0.0B 0 Branches New Mexico $0.6B 5 Branches $0.0B 0 Branches El Paso $0.2B 3 Branches $0.1B 7 Branches Eastern Kansas Focused on high quality customer growth on both sides of the balance sheet… NOT market share Source: S&P Global Market Intelligence & Company Documents (1) Consists of business development in Dallas, Houston, Austin and San Antonio, excludes impact of Pioneer acquisition Dec 2019 June 2024 $76 $554 $0 $200 $400 $600 Dec 2019 Jun 2024 Arizona $92 $2,046 $0 $1,000 $2,000 $3,000 Dec 2019 Jun 2024 Metro Texas(1) $168mm loans in Select Metro Markets $2.6bn loans in Select Metro Markets 84% CAGR

Revenue Diversification

2021Y *(Pre-Pioneer Acquisition)*


31%
3%
2%
2%
3%
3%
56%

- Net Interest Income
- Treasury Management Service Fees
- Interchange Service Fees
- Other Service Fee Income Sources
- Wealth Management Service Fees
- Deposit Service Fees
- Mortgage Service Fee Income

Revenue ($000)	Balance	% of Total
Net Interest Income	$155,233	56%
Wealth Management Service Fees	7,795	3%
Treasury Management Service Fees	6,109	2%
Deposit Service Fees	6,783	2%
Interchange Service Fees	9,208	3%
Mortgage Service Fee Income	86,410	31%
Other Service Fee Income Sources	7,939	3%
Total	**$279,477**	**100%**

Service Fee Inc / Rev: 44.5%

Mortgage Revenue / Rev: 30.9%

2024Q2 *(Annualized)*


11%
3%
3%
3%
4%
2%
74%

- Net Interest Income
- Treasury Management Service Fees
- Interchange Service Fees
- Other Service Fee Income Sources
- Wealth Management Service Fees
- Deposit Service Fees
- Mortgage Service Fee Income

Revenue ($000)	Balance	% of Total
Net Interest Income	$291,596	76%
Wealth Management Service Fees	5,972	2%
Treasury Management Service Fees	14,524	4%
Deposit Service Fees	9,488	2%
Interchange Service Fees	11,800	3%
Mortgage Service Fee Income	44,172	11%
Other Service Fee Income Sources	7,140	2%
Total	**$384,692**	**100%**

Service Fee Inc / Rev: 24.2%

Peer Median[(1)] Service Fee Inc / Rev: 22.7%

Mortgage Revenue / Rev: 11.5%

Source: S&P Global Market Intelligence & Company documents
(1) Peers include select nationwide major exchange-traded banks and thrifts with assets between $7.5 billion to $55 billion

Page 21

FirstSun Capital Bancorp
Sunflower Bank

APPENDIX

Page 23 Introduction to FirstSun & Sunflower Management NEAL E. ARNOLD, CEO & President Neal E. Arnold serves as President and Chief Executive Officer of FirstSun since April 1, 2022 and for Sunflower since 2018. Mr. Arnold also serves as a board member for FirstSun and Sunflower Bank. He served as Executive Vice President of Fifth Third Bancorp and Fifth Third Bank from 1998 to 2005, and as Chief Financial Officer of Fifth Third Bancorp and Fifth Third Bank from 1997 to 2005. Mr. Arnold has over 20 years of experience completing numerous regulatory compliance consulting engagements for bank boards. ROBERT A. CAFERA, CFO & EVP Robert A. Cafera has held his current positions since 2012 and serves as a board member for Sunflower Bank. Before that, he served in different roles at Fifth Third Bank, including as Senior Vice President and Chief Financial Officer of the Commercial Bank, and before that as its Assistant Controller. Before joining Fifth Third Bank, he was a Senior Manager with Arthur Andersen for about ten years. LAURA J. FRAZIER, Chief Admin. Officer & EVP Laura J. Frazier has held her positions since 2013. Before that, from 2010 to 2013, Ms. Frazier served as the Deputy Director of Human Resources for the Department of Developmental Disabilities for the State of Ohio. Before that, she spent eight years as the Director of Labor Relations for the same governmental agency. MOLLIE H. CARTER, Executive Chairman Mollie H. Carter served as President and Chief Executive Officer of FirstSun from 2005 until April 1, 2022, and she served as President and Chief Executive Officer of Sunflower Bank from 2005 to 2018. Ms. Carter also serves as Executive Chair of the board for FirstSun and Sunflower Bank. She served as a director of Evergy, Inc. and its predecessor, Westar Energy, from 2003 until 2022. She also serves on the NPR Foundation Board of Trustees on the Executive Committee, and she is a Co-Chair of the NPR News Task Force. JENNIFER L. NORRIS, Chief Credit Officer & EVP Jennifer L. Norris has held her current positions since 2020. Before that, from 1997 to 2019, Ms. Norris held various roles at Wells Fargo Bank, most recently serving as Loan Team Manager for the Credit Resolution Group, a position she held for ten years. Before joining Wells Fargo, Ms. Norris was Vice President, Credit Products Manager at Specialized Industries Risk Management from 2001 to 2004. CHRIS RUDE, Chief Banking Officer – Western Banking Chris Rude joined Sunflower Bank in July 2019 and currently serves as Executive Vice President and Chief Banking Officer leading multiple markets throughout the organization. He has diverse experience in commercial and business banking, credit portfolio management and retail banking. Throughout his over 20 year career in banking he has held increasingly responsible leadership roles at national and regional banks. BRIAN WALSH, Chief Lending Officer Brian Walsh joined Sunflower Bank in 2020 and currently serves as Executive Vice President and Chief Lending Officer. Brian has over 20 years in the banking industry, including Texas Capital Bank, Legacy Texas (now Prosperity Bank), Bank of Texas and Comerica Bank. Brian has a 30-year career in various leadership roles in financial services, public accounting, and operating companies. CECIL G. EDWARDS, JR., Chief Banking Officer – Eastern Banking Cecil G. Edwards, Jr. joined Sunflower Bank in April 2023 as a Chief Banking Officer leading multiple markets throughout the organization. His over 40 years of experience in the banking industry includes management and building of lines of businesses, client relationships, and corporate finance teams spanning across geographies.

Page 24 Board of Directors (excluding management) CHRISTOPHER C. CASCIATO Christopher C. Casciato is a Managing Director of Lightyear Capital LLC, a position he has held since 2008. Before that, he spent over 20 years at Goldman, Sachs & Co., where he was elected partner in 2000. His career at Goldman, Sachs & Co. included a number of senior management positions in the firm’s investment banking division, including partner in the Financial Institutions Group, as well as partner and Chief Operating Officer of Goldman Sachs’ worldwide investment banking business. ISABELLA CUNNINGHAM Isabella Cunningham joined FirstSun’s board as a result of the merger with Pioneer Bancshares effective April 1, 2022. Professor Cunningham served as a director of Pioneer Bancshares and Pioneer Bank from July 2013 until April 2022. Professor Cunningham holds the Stan Richards Chair in Advertising and Public Relations at the University of Texas at Austin. KEVIN T. HAMMOND Kevin T. Hammond joined the FirstSun board as a result of the merger with Pioneer Bancshares effective April 1, 2022. Mr. Hammond served as a director of Pioneer from 2016 until April 2022. He is a Managing Director at JLL Partners, which he joined in 2004, where he focuses on making new private equity investments and managing the firm’s portfolio of companies. He also serves on JLL Partners’ management and investment committees. BEVERLY O. ELVING Beverly O. Elving is the former Director of Corporate Accounting, Vice President & Controller, and Sr. Vice President of Finance at Applebee’s International from 1998 to 2021. Before that, she served as the Chief Financial Officer of Integrated Medical Resources from 1996 to 1998, and additionally, Ms. Elving served as Vice President Finance & Accounting for the FDIC/Resolution Trust Corporation from 1990 to 1996. PAUL A. LARKINS Paul A. Larkins is currently a Senior Advisor with Aquiline Capital Partners, a position he has held since 2018. He is also the board member of Amur Equipment Finance. He previously served as board chair of LERETA, LLC, and as an advisor to Tarsadia Investments, both from July 2019 through July 2021. Mr. Larkins served as President and director of SquareTwo Financial Corporation, positions he held from 2009 to 2016. SquareTwo Financial Corporation filed for bankruptcy under Chapter 11 in March 2017. DIANE E. MERDIAN Diane L. Merdian is the former Chief Financial Officer of Redwood Trust, Inc., a position she held from 2010 to 2012, having previously served on Redwood’s board of directors from 2008 to 2009. From 1984 to 2008, Ms. Merdian was an equity analyst covering financial companies, working at Investment Banking firms and Institutional Investment firms. She primarily analyzed banks, focusing on valuation, strategy, and economics vs. accounting. DAVID W. LEVY David W. Levy is a Managing Director at Pickwick Capital Partners, a position he has held since 2012. Before that, he served as Vice Chairman of Investment Banking and Co-Head of the Financial Institutions Group at Cowen & Company from 2009 to 2010 and served as Senior Managing Director at Bear Stearns from 2005 to 2008.

Page 25 133% 167% 227% 127% 126% 2020 2021 2022 2023 2024 Q2 0.11% 0.09% (0.01%) 0.13% 0.61% 2020 2021 2022 2023 2024 YTD Ann. 1.33% 1.20% 1.12% 1.28% 1.25% 2020 2021 2022 2023 2024 Q2 0.79% 0.60% 0.48% 0.85% 0.84% 2020 2021 2022 2023 2024 Q2 Asset Quality Summary Source: S&P Global Market Intelligence; Financial data as of the most recent quarter available (1) Peers include select nationwide major exchange-traded banks and thrifts with assets between $7.5 billion to $55 billion (2) Refer to Non-GAAP Financial Measures on pages 26 & 27 NPAs (Excl. Accrual TDRs) / Assets Net Charge-offs / Average Loans ACL / Gross Loans (ex. PPP)(2) ACL / NPLs (Excl. Accrual TDRs) Peer Median: 0.31%(1) Peer Median: 0.17%(1) Peer Median: 308%(1) Peer Median: 1.25%(1)

Non-GAAP Financial Measures and Reconciliations

$'s in millions	2020	2021	2022	2023	For the Quarter Ended June 30, 2024
Tangible common equity:					
Total stockholders' equity (GAAP)	$ 486	$ 524	$ 775	$ 877	$ 997
Less: Goodwill and other intangible assets					
Goodwill	(33)	(33)	(93)	(93)	(93)
Other intangible assets	(10)	(8)	(16)	(11)	(10)
Tangible common equity (non-GAAP)	$ 443	$ 483	$ 665	$ 773	$ 894
Tangible assets:					
Total assets (GAAP)	$ 4,995	$ 5,667	$ 7,430	$ 7,880	$ 7,999
Less: Goodwill and other intangible assets					
Goodwill	(33)	(33)	(93)	(93)	(93)
Other intangible assets	(10)	(8)	(16)	(11)	(10)
Total tangible assets (non-GAAP)	$ 4,953	$ 5,626	$ 7,321	$ 7,775	$ 7,896
Common equity/assets (GAAP)	9.72%	9.25%	10.42%	11.13%	12.46%
TCE/TA (non-GAAP)	8.95%	8.58%	9.09%	9.94%	11.32%
Average tangible common equity:					
Average stockholders' equity (GAAP)	$ 467	$ 516	$ 693	$ 828	$ 980
Less: Average goodwill and other intangible assets					
Average goodwill	(33)	(33)	(79)	(93)	(93)
Average other intangible assets	(10)	(9)	(16)	(13)	(10)
Average tangible common equity (non-GAAP)	$ 424	$ 474	$ 598	$ 721	$ 877
Tangible Net Income / Core Tangible Net Income:					
Net income (GAAP)	$ 47.6	$ 43.2	$ 59.2	$ 103.5	$ 24.6
Add: Intangible amortization, net of tax	1.2	1.1	3.3	3.8	0.5
Tangible net income (non-GAAP)	$ 48.8	$ 44.3	$ 62.5	$ 107.3	$ 25.1
Add: Merger costs, net of income taxes					
Merger related expenses	-	3.1	18.8	-	1.0
Income tax effect on merger related expenses	-	(0.5)	(4.1)	-	(0.4)
Provision for loan loss on Pioneer loans marked at a premium	-	-	2.9	-	-
Income tax effect on provision for loan loss on Pioneer loans marked at a premium	-	-	(0.5)	-	-
Total merger costs	-	2.6	17.0	-	0.6
Core tangible net income (non-GAAP)	$ 48.8	$ 46.9	$ 79.5	$ 107.3	$ 25.7
ROAE (GAAP)	10.2%	8.4%	8.5%	12.5%	10.0%
ROATCE (non-GAAP)	11.5%	9.3%	10.5%	14.9%	11.4%
Core ROATCE (non-GAAP)	11.5%	9.9%	13.3%		
Pre-Tax Pre-Provision Net Income:					24.56
Net income (GAAP)	$ 47.6	$ 43.2	$ 59.2	$ 103.5	$ 24.6
Add: Provision for credit losses and income taxes					
Provision for credit losses	23.1	3.0	18.1	18.2	1.2
Provision for income taxes	9.6	8.7	14.8	28.0	6.5
Pre-tax pre-provision net income (non-GAAP)	$ 80.3	$ 54.8	$ 92.1	$ 149.7	$ 32.3

Source: Company Documents

Page 26

FirstSun Capital BANCORP
Sunflower Bank

Non-GAAP Financial Measures and Reconciliations *(continued)*

$'s in millions	2020	2021	2022	2023	For the Quarter Ended June 30, 2024
Core Net Income / Core Pre-Tax Pre-Provision Net Income:					
Net income (GAAP)	$ 47.6	$ 43.2	$ 59.2	$ 103.5	$ 24.6
Add: Merger costs, net of income taxes					
Merger related expenses	-	3.1	18.8	-	1.0
Income tax effect on merger related expenses	-	(0.5)	(4.1)	-	(0.4)
Provision for loan loss on Pioneer loans marked at a premium	-	-	2.9	-	-
Income tax effect on provision for loan loss on Pioneer loans marked at a premium	-	-	(0.5)	-	-
Total merger costs	-	2.6	17.0	-	0.6
Core net income (non-GAAP)	$ 47.6	$ 45.7	$ 76.2	$ 103.5	$ 25.2
Add: Provision for credit losses and income taxes	32.7	11.7	32.9	46.2	7.7
Core pre-tax pre-provision net income (non-GAAP)	$ 80.3	$ 57.4	$ 109.1	$ 149.7	$ 32.9
ROAA (GAAP)	1.02%	0.79%	0.88%	1.38%	1.26%
Core ROAA (non-GAAP)	1.02%	0.84%	1.13%	1.38%	1.29%
PTPP ROAA (non-GAAP)	1.72%	1.00%	1.37%	2.00%	1.66%
Core PTPP ROAA (non-GAAP)	1.72%	1.05%	1.62%	2.00%	1.69%
Core Operating Expenses:					
Total noninterst expense (GAAP)	$ 204.1	$ 224.8	$ 239.2	$ 222.8	$ 63.9
Less: Merger related expenses	-	(3.1)	(18.8)	-	(1.0)
Core operating expenses (non-GAAP)	$ 204.1	$ 221.7	$ 220.4	$ 222.8	$ 62.9
Core Efficiency Ratio:					
Efficiency ratio (GAAP)	71.8%	80.4%	72.2%	59.8%	66.4%
Less: Impact of merger related expenses	-	(0)	(0)	-	0
Core efficiency ratio (non-GAAP)	71.8%	79.3%	66.5%	59.8%	65.3%
Loans Excluding PPP and NOO CRE Loans:					
Loans (GAAP)	$ 3,846	$ 4,037	$ 5,912	$ 6,267	$ 6,337
Less: PPP loans	(251)	(67)	(4)	(3)	(2)
Loans excluding PPP loans (non-GAAP)	$ 3,595	$ 3,970	$ 5,908	$ 6,264	$ 6,335
Less: NOO CRE loans	(581)	(504)	(780)	(812)	(867)
Loans excluding PPP and NOO CRE loans (non-GAAP)	$ 3,014	$ 3,466	$ 5,128	$ 5,452	$ 5,468
ACL/Loans (GAAP)	1.24%	1.18%	1.12%	1.28%	1.25%
ACL/Loans excluding PPP loans (non-GAAP)	1.33%	1.20%	1.12%	1.28%	1.25%
Core Deposits:					
Total deposits (GAAP)	$ 4,154	$ 4,855	$ 5,765	$ 6,374	$ 6,620
Less: Wholesale funding	(100)	(25)	(243)	(281)	(442)
Core deposits (non-GAAP)	$ 4,054	$ 4,830	$ 5,522	$ 6,093	$ 6,178

Source: Company Documents

Page 27

FirstSun Capital BANCORP

Sunflower Bank